Exhibit 10.5

AMENDMENT NO. 1 TO COLLATERAL AGREEMENT

AMENDMENT NO. 1 TO COLLATERAL AGREEMENT, dated as of March 2, 2012 (this “Amendment”), to that certain Collateral Agreement, dated as of March 4, 2011 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Claire’s Stores, Inc. (the “Issuer”), each of the other Pledgors party thereto (the “Pledgors”) and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (the “Collateral Agent”).

WHEREAS, Section 5.09(b) of the Collateral Agreement and Sections 9.01(8), 9.01(10) and 9.06 of the Indenture provide that the Collateral Agent, the Issuer and the other Pledgors are authorized to execute and deliver this Amendment;

WHEREAS, this Amendment has been duly authorized by all necessary corporate or other action on the part of The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). the Collateral Agent, the Issuer and the other Pledgors; and

WHEREAS, the parties hereto have agreed to amend the Collateral Agreement on the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Collateral Agreement.

Section 2. Amendment to Collateral Agreement. Effective as of the date hereof, the Collateral Agreement is hereby amended as follows:

(a) The reference to “clause 6(C) of the definition of Permitted Liens” in Section 5.15(e) of the Collateral Agreement is hereby amended by replacing it with a reference to “clause 6(B) or clause 6(C) of the definition of Permitted Liens.”

Section 3. The Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained herein. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Collateral Agent by reason of this Amendment. This Amendment is executed and accepted by the Collateral Agent subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Collateral Agent with respect hereto. In entering into this Amendment, the Collateral Agent shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Collateral Agent, whether or not elsewhere herein so provided.

Section 4. Fundamental Documents. This Amendment is designated a Security Document by the Collateral Agent.

Section 5. Full Force and Effect. Except as expressly amended hereby, the Collateral Agreement and the other Security Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Collateral Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Collateral Agreement as amended by this Agreement.

Section 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

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IN WITNESS WHEREOF, the parties hereby have caused this Amendment No. 1 to be duly executed as of the date first written above.

CLAIRE’S INC.

By:	/s/ J. Per Brodin
Name:	J. Per Brodin
Title:	Executive Vice President and Chief Financial Officer

CLAIRE’S STORES, INC.

By:	/s/ J. Per Brodin
Name:	J. Per Brodin
Title:	Executive Vice President and Chief Financial Officer

CLAIRE’S BOUTIQUES, INC. CLAIRE’S PUERTO RICO CORP. CBI DISTRIBUTING CORP. CLAIRE’S CANADA CORP. BMS DISTRIBUTING CORP.

By:	/s/ J. Per Brodin
Name:	J. Per Brodin
Title:	Executive Vice President and Chief Financial Officer

CSI CANADA LLC

By:	/s/ J. Per Brodin
Name:	J. Per Brodin
Title:	Manager

[Signature Pages to Amendment No. 1 to Collateral Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Craig A. Kaye
Name:	Craig A. Kaye
Title:	Vice President

[Signature Pages to Amendment No. 1 to Collateral Agreement]